SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2008
Waste Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone number, including area code: (713) 512-6200
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On August 11, 2008, Waste Management, Inc. (the “Company”) announced that it has made a revised proposal to the Board of Directors of Republic Services, Inc. (“Republic”) to acquire all of Republic’s outstanding common stock for $37.00 per share in cash.
The Company plans to hold a conference call to discuss the revised proposal at 8:00 a.m. Central time on August 11, 2008. The call can be accessed by dialing (888) 562-3356 or, for International calls, (973) 582-2700 and asking for the “Waste Management Conference Call – Call ID 59919388.” The conference call will be webcast simultaneously and available on Waste Management’s website at www.wm.com.
Furnished as Exhibit 99.1 hereto and incorporated herein by reference is the press release issued by the Company regarding the revised acquisition proposal.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit	Description

99.1	Press Release, dated August 11, 2008, announcing revised proposal to acquire all of Republic Services, Inc.’s outstanding common stock.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: August 11, 2008	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated August 11, 2008, announcing revised proposal to acquire all of Republic Services, Inc.’s outstanding common stock.